SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 5.375% Senior Notes due 2029

On July 10, 2019 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $750.0 million aggregate principal amount of 5.375% Senior Notes due 2029 (the “New 2029 Notes”). The New 2029 Notes will form part of the same series as the $750.0 million aggregate principal amount of the CCOH Issuers’ Senior Notes due 2029 issued on May 23, 2019 (the “Existing 2029 Notes” and, together with the New 2029 Notes, the “2029 Notes”). The New 2029 Notes will be issued as additional notes pursuant to the First Supplemental Indenture entered into May 23, 2019 with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Notes Trustee”), in connection with the issuance of the Existing 2029 Notes and the terms thereof (the “First Supplemental Indenture”). The First Supplemental Indenture supplements a base indenture entered into on May 23, 2019, by and among the CCOH Issuers and the Senior Notes Trustee (the “Senior Notes Base Indenture” and, together with the First Supplemental Indenture, the “Senior Notes Indenture”). The 2029 Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The 2029 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Senior Notes Indenture

The Senior Notes Indenture provides, among other things, that the 2029 Notes are general unsecured obligations of the CCOH Issuers. The 2029 Notes are not guaranteed.

Interest is payable on the 2029 Notes on each June 1 and December 1, commencing December 1, 2019.

At any time and from time to time prior to June 1, 2024, the CCOH Issuers may redeem the outstanding 2029 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2029 Notes to the redemption date, plus a make-whole premium. On or after June 1, 2024, the CCOH Issuers may redeem some or all of the outstanding 2029 Notes at redemption prices set forth in the First Supplemental Indenture. In addition, at any time prior to June 1, 2022, the CCOH Issuers may redeem up to 40% of the of the 2029 Notes using proceeds from certain equity offerings at a redemption price, as determined by the CCOH Issuers, equal to 105.375% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such Notes to the redemption date, provided that certain conditions are met.

The terms of the Senior Notes Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the First Supplemental Indenture), the CCOH Issuers will be required to make an offer to purchase all of the 2029 Notes at a price equal to 101% of the aggregate principal amount of the 2029 Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Senior Notes Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Senior Notes Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Senior Notes Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2029 Notes may declare all the 2029 Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the New 2029 Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the New 2029 Notes, dated as of the Closing Date (the “Registration Rights Agreement”), with Deutsche Bank Securities Inc., as representative of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the CCOH Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the New 2029 Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following May 23, 2019. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the New 2029 Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the New 2029 Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Senior Notes Indenture and the 2029 Notes, please refer to copies of the Senior Notes Base Indenture, the First Supplemental Indenture and the form of the 2029 Notes incorporated by reference as Exhibits 4.1, 4.2 and 4.3, respectively. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the Senior Notes Base Indenture, the First Supplemental Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Issuance of 5.125% Senior Secured Notes due 2049

On the Closing Date, Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “CCO Issuers”) issued $1.25 billion aggregate principal amount of 5.125% Senior Secured Notes due 2049 (the “2049 Notes”). The offering and sale of the 2049 Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 22, 2017 and a prospectus supplement dated June 25, 2019.

In connection therewith, the CCO Issuers entered into the below agreement.

Secured Notes Indenture

On the Closing Date, the CCO Issuers, CCO Holdings, as parent guarantor (the “Parent Guarantor”), and the other guarantors party thereto entered into a Fourteenth Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Secured Notes Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the 2049 Notes and the terms thereof (the “Fourteenth Supplemental Indenture”). The Fourteenth Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the CCO Issuers, CCO Safari II, LLC, the Secured Notes Trustee and the Collateral Agent (the “Secured Notes Base Indenture” and, together with the Fourteenth Supplemental Indenture, the “Secured Notes Indenture”) providing for the issuance of senior secured notes of the CCO Issuers generally.

The Secured Notes Indenture provides, among other things, that interest is payable on the 2049 Notes on each January 1 and July 1, commencing January 1, 2020.

At any time and from time to time prior to January 1, 2049, the CCO Issuers may redeem the outstanding 2049 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after January 1, 2049, the CCO Issuers may redeem some or all of the outstanding 2049 Notes at a redemption price equal to 100% of the principal amount of the 2049 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date.

The 2049 Notes are senior secured obligations of the CCO Issuers. The 2049 Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the CCO Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The 2049 Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the CCO Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Secured Notes Indenture, among other things, limit the ability of the CCO Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Secured Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Secured Notes Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the 2049 Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2049 Notes may declare all the 2049 Notes to be due and payable immediately.

For a complete description of the Secured Notes Indenture and the 2049 Notes, please refer to copies of the Secured Notes Base Indenture, incorporated by reference as Exhibit 4.4, and the Fourteenth Supplemental Indenture and the form of the 2049 Notes filed herewith as Exhibits 4.5 and 4.6, respectively, which are incorporated herein by reference. The foregoing descriptions of the Secured Notes Base Indenture, the Fourteenth Supplemental Indenture and the 2049 Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the headings “Senior Notes Indenture” and “Secured Notes Indenture” in Item 1.01 above are incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On the Closing Date, the CCOH Issuers completed the issuance and sale of the New 2029 Notes and the CCO Issuers completed the issuance and sale of the 2049 Notes and the Company issued press releases announcing the closings. The press releases announcing the closings of the issuance and sale of the New 2029 Notes and the 2049 Notes are filed herewith as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.2*	First Supplemental Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.3*	Form of 5.375% Senior Notes due 2029 (included in Exhibit 4.2 hereto).

4.4*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.5	Fourteenth Supplemental Indenture, dated as of July 10, 2019, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.6	Form of 5.125% Senior Secured Notes due 2049 (included in Exhibit 4.5 hereto).

5.1	Legal Opinion of Kirkland & Ellis LLP.

10.1	Exchange and Registration Rights Agreement, dated July 10, 2019, relating to the 5.375% Senior Notes due 2029, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Deutsche Bank Securities Inc., as representative of the several Purchasers (as defined therein).

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated July 10, 2019, announcing the closing of the sale of the 5.375% Senior Notes due 2029.

99.2	Press release dated July 10, 2019, announcing the closing of the sale of the 5.125% Senior Secured Notes due 2049.

*	Incorporated by reference and not filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC., Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard Chief Accounting Officer and Controller

Date: July 10, 2019

CCO HOLDINGS, LLC, Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard Chief Accounting Officer and Controller

Date: July 10, 2019

CCO HOLDINGS CAPITAL CORP., Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard Chief Accounting Officer and Controller

Date: July 10, 2019